UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 750-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01. Other Events.

On May 9, 2006, Alta Partners Ltd. and Alta Partners Discount Convertible Arbitrage Ltd. (together, the “Alta Funds”) entered into an agreement with TCV IV, L.P. and TCV IV Strategic Partners, L.P. (the “TCV Funds”) for the sale by the Alta Funds to the TCV Funds of 1,927,500 shares of common stock of Redback Networks Inc. (the “Company”) at a price of $21.75 per share (the “Quattro Transaction”), subject to customary closing conditions. Quattro Global Capital, LLC, the investment advisor to the Alta Funds, may direct the vote and disposition, and is deemed to have beneficial ownership, of all shares of the Company’s common stock held by the Alta Funds. A copy of the agreement relating to the purchase and sale of shares in the Quattro Transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s board of directors approved the Quattro Transaction for purposes of Section 203 of the Delaware General Corporation Law.

On May 9, 2006, in connection with the potential acquisition by the TCV Funds of additional shares of the Company’s common stock pursuant to the Quattro Transaction, a contemplated underwritten public offering of the Company’s common stock or other transactions from time to time, the Company and U.S. Stock Transfer Corporation (the “Rights Agent”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Rights Agreement dated as of June 12, 2001 and amended on May 21, 2002, October 2, 2003 and January 5, 2004 (the “Rights Agreement”). The Fourth Amendment provides that, subject to certain exceptions, neither of the TCV Funds nor any of their affiliates or associates shall be “Acquiring Persons” under the Rights Agreement unless and until they acquire beneficial ownership of greater than 19.9% of the Company’s common stock. A copy of the Fourth Amendment is included as an exhibit to the Company’s Form 8-A/A filed with the Securities and Exchange Commission on May 9, 2006 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Stock Purchase Agreement by and between TCV IV, L.P. and TCV IV Strategic Partners, L.P., and Alta Partners Ltd. and Alta Partners Discount Convertible Arbitrage Ltd., dated as of May 9, 2006

99.2	Fourth Amendment, dated May 9, 2006, to the Rights Agreement dated as of June 12, 2001 and amended on May 21, 2002, October 2, 2003 and January 5, 2004 (incorporated by reference to the Company’s Form 8-A/A filed with the Securities and Exchange Commission on May 9, 2006 (filed as Exhibit 4.5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE: May 9, 2006	By:	/S/ BETH FRENSILLI
Beth Frensilli Vice President and General Counsel